Exhibit 32

UNITED COMMUNITY FINANCIAL CORP.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of United Community Financial Corp. (the “Company”) on Form 10-Q for the period ending September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ Gary M. Small	/S/ Timothy W. Esson
Gary M. Small President and Chief Executive Officer	Timothy W. Esson Chief Financial Officer and Treasurer
(Principal Executive Officer)	(Principal Financial Officer)
November 4, 2015	November 4, 2015

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.